Exhibit 32.1

CERTIFICATION

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Adverum Biotechnologies, Inc. for the three months ended March 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Leone Patterson, both in her capacity as Interim President and Chief Executive Officer, and as Chief Financial Officer, of Adverum Biotechnologies, Inc., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of her knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Adverum Biotechnologies, Inc.

Date:	May 9, 2018	By:	/s/Leone Patterson
Leone Patterson
Interim President and Chief Executive Officer, Chief Financial Officer
(Principal Executive and Financial Officer)